UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 27, 2011

Heron Lake BioEnergy, LLC

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-51825	41-2002393
(Commission File Number)	(I.R.S. Employer Identification No.)

91246 390th Avenue
Heron Lake, MN	56137-1375
(Address Of Principal Executive Offices)	(Zip Code)

(507) 793-0077

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 7 are not applicable and therefore omitted.

ITEM 8.01                                         OTHER EVENTS.

Heron Lake BioEnergy, LLC (the “Company”) hereby furnishes a press release, issued on May 27, 2011, announcing that it has closed on the funding to convert its ethanol plant to natural gas pending regulatory approvals in form acceptable to the Company.  A copy of the press release was made available on the Company’s website, www.heronlakebioenergy.com, and is attached hereto as Exhibit 99.1.

ITEM 9.01                                         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description
99.1	Press Release dated May 27, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERON LAKE BIOENERGY, LLC

By:	/s/ Robert J. Ferguson
Robert J. Ferguson
Chief Executive Officer

Date:                    May 27, 2011